UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 7, 2019

Merck & Co., Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey	1-6571	22-1918501
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Galloping Hill Road, Kenilworth, NJ	07033
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (908) 740-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§204.12b-2 of this chapter)

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On March 7, 2019, Merck & Co., Inc. (the “Company”) closed an underwritten public offering of $750,000,000 aggregate principal amount of 2.900% Notes due 2024 (the “2024 Notes”), $1,750,000,000 aggregate principal amount of 3.400% Notes due 2029 (the “2029 Notes”), $1,000,000,000 aggregate principal amount of 3.900% Notes due 2039 (the “2039 Notes”) and $1,500,000,000 aggregate principal amount of 4.000% Notes due 2049 (the “2049 Notes” and, together with the 2024 Notes, the 2029 Notes and the 2039 Notes, collectively, the “Notes”) under the Company’s Registration Statement on Form S-3ASR (Registration No. 333-224017).

The Notes are being issued under an indenture dated as of January 6, 2010, between the Company and U.S. Bank Trust National Association, as trustee, a copy of which was attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K previously filed with the Securities and Exchange Commission on December 10, 2010 and is incorporated herein by reference. Copies of the officers’ certificate for each series of the Notes (including forms of each of the respective Notes attached thereto) pursuant to Section 301 of the indenture governing the Notes are attached hereto as exhibits 4.1, 4.2, 4.3 and 4.4 and are incorporated herein by reference. The legal opinion related to these Notes is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 4.1	2.900% Notes due 2024 Officers’ Certificate of the Company dated March 7, 2019, including form of the 2024 Notes.

Exhibit 4.2	3.400% Notes due 2029 Officers’ Certificate of the Company dated March 7, 2019, including form of the 2029 Notes.

Exhibit 4.3	3.900% Notes due 2039 Officers’ Certificate of the Company dated March 7, 2019, including form of the 2039 Notes.

Exhibit 4.4	4.000% Notes due 2049 Officers’ Certificate of the Company dated March 7, 2019, including form of the 2049 Notes.

Exhibit 5.1	Opinion and Consent of Jennifer Zachary, Esq., Executive Vice President and General Counsel of the Company.

Exhibit 23.1	Consent of Jennifer Zachary, Esq., Executive Vice President and General Counsel of the Company (contained in Exhibit 5.1 to this Current Report on Form 8-K).

EXHIBIT INDEX

Exhibit Number	Description

4.1	2.900% Notes due 2024 Officers’ Certificate of the Company dated March 7, 2019, including form of the 2024 Notes.

4.2	3.400% Notes due 2029 Officers’ Certificate of the Company dated March 7, 2019, including form of the 2029 Notes.

4.3	3.900% Notes due 2039 Officers’ Certificate of the Company dated March 7, 2019, including form of the 2039 Notes.

4.4	4.000% Notes due 2049 Officers’ Certificate of the Company dated March 7, 2019, including form of the 2049 Notes.

5.1	Opinion and Consent of Jennifer Zachary, Esq., Executive Vice President and General Counsel of the Company.

23.1	Consent of Jennifer Zachary, Esq., Executive Vice President and General Counsel of the Company (contained in Exhibit 5.1 to this Current Report on Form 8-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merck & Co., Inc.

Date: March 7, 2019	By:	/s/ Faye C. Brown
Faye C. Brown
Senior Assistant Secretary